Inventories	12 Months Ended
Dec. 31, 2021
Classes of current inventories [abstract]
Inventories

15. INVENTORIES

As at December 31,	2021	2020 (1)
Product
Oil Sands	1,419	382
Conventional	78	1
Offshore	39	—
Canadian Manufacturing	88	—
U.S. Manufacturing	2,001	613
Retail	26	—
Parts and Supplies	268	93
	3,919	1,089
(1)Prior period results have been reclassified to conform with the current period’s operating segments.
During the year ended December 31, 2021, approximately $34 billion of produced and purchased inventory was recorded as an expense (2020 – approximately $10 billion).
As at December 31, 2021, the Company had no inventory write downs. During the twelve months ended December 31, 2021, the Company had $16 million of inventory write-downs.
As at March 31, 2020, the Company recorded $588 million in non-cash inventory write-downs of its crude oil blend, condensate and refined product inventory. Subsequently, $547 million of inventory that was written down at the end of March was sold and the loss was realized. For the year ended December 31, 2020, the Company reversed $39 million of the inventory write-downs related to March product inventory that was still on hand due to improved refined product and crude oil prices. As at December 31, 2020, the Company recorded a $6 million write-down in refined product inventory.